Exhibit 10.1

LOAN MODIFICATION AGREEMENT

          THIS LOAN MODIFICATION AGREEMENT (the “Agreement”), is made and entered into as of August 31, 2009 by and between Whispering Oaks International, Inc., a Texas corporation, d/b/a Biocurex, Inc. (the “Company”) on the one hand and CAMOFI Master LDC, a Cayman Islands limited duration company (“Fund One”) and CAMHZN Master LDC a Cayman Islands limited duration company (“Fund Two” and together with Fund One hereinafter collectively called the “Funds”), on the other hand,

          WHEREAS, the Company on the one hand and the Funds on the other hand, are parties to a Securities Purchase Agreement dated as of June 25, 2007, as amended on January 30, 2009 (the “Purchase Agreement”); and

          WHEREAS, pursuant to the Purchase Agreement, the Company issued to (i) Fund One a Senior Secured Convertible Promissory Note in the principal amount of $2,400,000 (the “Fund One Note”) and (ii) Fund Two a Senior Secured Convertible Promissory Note in the principal amount of $600,000 (the “Fund Two Note”, and together with the Fund One Note hereinafter collectively called, the “Notes”); and

          WHEREAS, the Company and Fund One, as agent for the Funds, have entered into a Security Agreement, wherein the Company has granted to the Funds a security interest in substantially all of its assets (the “Security Agreement”, and together with the Purchase Agreement and the Notes hereinafter collectively called the “Loan Agreements”) to secure its Obligations (as defined in the Security Agreement) to the Funds; and

          WHEREAS, the Company is in default of certain of its Obligations; and

          WHEREAS, the Company is a party to a non-binding letter of intent with a registered broker-dealer for the sale of Units (“Units”), each Unit consisting of shares of common stock, par value $.001 of the Company (“Common Stock”) and warrants to purchase shares of Common Stock, wherein the Company is expected to receive gross proceeds of between $3 million and $4 million (the “Public Offering”); and

          WHEREAS, in order to pay the expenses associated with the Public Offering and to fund working capital, the Company is proposing to borrow between $350,000 and $450,000 and to issue to the lenders, promissory notes in the principal amount of such loans (the “Lender Notes”) and that number of shares of Common Stock as is equal to the principal amount of the Lender Notes divided by $0.07; and

          WHEREAS, as a condition to the Public Offering as set forth in the letter of intent the Company and the Funds must enter into an agreement modifying certain terms of the Loan Agreements.

          NOW THEREFORE, the parties hereto agree as follows:

1.	Waiver of Defaults.

                    (a)      Subject to and expressly conditioned upon all of the terms and conditions contained in this Agreement, the Funds hereby waive any and all defaults under the Notes, the Purchase Agreement and/or the Security Agreement, existing on the date hereof.

                    (b)      The waiver of default contained in Section 1(a) above shall become null and void and of no further force or effect whatsoever in the event that (i) the Bridge Transaction does not close on or before October 1, 2009, or at any time prior to October 1, 2009, the Company or the placement agent for the Bridge Transaction determine not to proceed with the Bridge Transaction, (ii) the Public Offering does not close by February 19, 2010, or at any time prior to February 19, 2010 the Company or the lead managing underwriter for the Public Offering determine not to proceed with the Public Offering.

                    (c)      Notwithstanding anything contained herein to the contrary, the Company acknowledges and agrees that upon the occurrence of (i) any breach by it of any of its obligations under this Agreement or any Loan Agreement, or (ii) any of the events specified in Section 1(b) above, any such breach or event shall immediately reinstate all defaults under the applicable Loan Agreement being waived hereby, and this Agreement shall immediately terminate, and interest on each of the Notes shall be deemed to have accrued at the rate of 18% per annum from and after July 1, 2009, whereupon either Fund shall have the right immediately to pursue any remedy which may be available to it under any applicable Loan Agreement, including without limitation its right to enforce payment of all of the Obligations and, in connection therewith, without further notice, to enforce its liens on, and security interests in, the Collateral. The Company hereby acknowledges and agrees that in the event of any breach of this Agreement by the Company, or the occurrence of any of the events set forth in Section 1(b) above, any payments made by the Company through the date of such breach or event shall be applied in the following order: (i) first, to the payment of any and all liquidated damages, penalties and Late Fees (as such term is defined in the Notes) due and owing to the Funds, (ii) second, to the payment of interest due and owing to the Funds, and (iii) third, to the payment of principal due and owing to the Funds.

2.	Amendment of Notes.

                    (a)      The Fund One Note is amended and restated in its entirety as is set forth on Exhibit A hereto.

                    (b)           The Fund Two Note is amended and restated in its entirety as set forth on Exhibit B hereto.

3.	Amendment of Purchase Agreement.

                    (a)           Article 1 of the Purchase Agreement is hereby amended to amend and restate in its entirety the following defined term:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees of the Company, for services rendered, pursuant to any stock or option plan in existence on the date hereof, not to exceed 500,000 shares of Common Stock and/or options per year in the aggregate; (b) options to officers or directors of the Company pursuant to any option plan in existence on the date hereof, not to exceed 500,000 options per year in the aggregate; (c) restricted shares or options issued at fair market value for services rendered during any year to independent consultants (including attorneys and investment advisors) in an amount not to exceed 500,000 shares of Common Stock and/or options per year in the aggregate; (d) restricted equity securities sold for cash in an amount not to exceed 500,000 equity securities per year in the aggregate, provided the restricted equity securities cannot be registered for public sale, the price of such equity securities shall be no less than 75% of the VWAP of the Common Stock for the ten Business Days prior to the closing of such sale and any warrants issued in connection therewith shall have an exercise price at least equal to the VWAP of the Common Stock for the ten Business Days prior to the closing of such sale (except for any placement agent warrants, which exercise price shall be at least 75% of the VWAP of the Common Stock for the ten Business Days prior to the closing of such sale); (e) shares issued to any Note Holder in payment of principal or interest; (f) shares sold to any Note Holder pursuant to Section 4.17; and (g) securities upon the exercise of any securities issued hereunder, or convertible securities, options or warrants issued and outstanding on June 25, 2007, provided that such securities have not been amended since June 25, 2007 to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities.

                    (b)      Notwithstanding anything contained in Section 3(a)(1) above to the contrary, the Company shall not include in any document executed or delivered in connection with any issuance of securities by the Company, any definition of “Exempt Issuance”, or any definition having a similar meaning, which is more favorable to any investor or security holder than the definition set forth in Section 3(a)(1) above.

                    (c)     Article 1 of the Purchase Agreement is hereby amended to amend and restate in its entirety the following defined term:

“Notes” shall mean the Amended and Restated Senior Secured Convertible Notes due December 31, 2012 of the Company, as the same may be amended, amended and restated, supplemented or modified from time to time.”

          4.       Lender Notes; Public Offering. Notwithstanding anything to the contrary that may be contained herein or in any of the Loan Agreements, the consummation of a Bridge

Transaction or the consummation of a Public Offering (all as defined in the Fund One Note) shall not be deemed to violate any of the provisions of any of the Loan Agreements.

          5.       Short Selling. The Funds agree that they will not “sell short” any Common Stock prior to the earlier of (i) the consummation of the Public Offering or (ii) February 19, 2010.

          6.       Defeasance. The Company shall have the right to deposit with a bank or trust company, incorporated under the laws of the United States of America or any state thereof (the “Escrow Agent”) an amount at least equal to the sum of (i) the then outstanding principal amount of the Notes, (ii) all interest required to be paid on the Notes from the first day of the month following the deposit of such amount through December 31, 2012, and (iii) any other amounts outstanding under the Notes, whether of penalties, default interest, or otherwise (the “Defeasance Amount”), to be held in escrow pursuant to the provisions of an agreement substantially in the form of Exhibit C annexed hereto (the “Cash Collateral Agreement”). Upon the deposit of the Defeasance Amount, the acknowledgment of receipt thereof by the Escrow Agent and the execution of the Cash Collateral Agreement by the Company and the Escrow Agreement, (i) the Security Agreement shall be terminated and of no further force and effect, (ii) the provisions of Section 7 of the Note shall be of no further force and effect and (iii) the interest rate on the Notes shall be reduced to Prime (as defined in the Notes).

          7.        Reimbursement. The Company shall pay to Centrecourt Asset Management LLC, the investment advisor for the Funds, the amount of $20,000 to compensate it for the fees and expenses of its legal counsel incurred in negotiating and delivering this Agreement and the documents executed and delivered in connection herewith in the following manner:

                    (a)      $10,000 to be paid simultaneously with the closing of the first sale of the Lender Notes; and

                    (b)      $10,000 to be paid simultaneously with the closing of the Public Offering

8.	Miscellaneous.

                    (a)       This Agreement including the Exhibits hereto constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. No provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                    (b)      In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited, or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                    (c)      This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                    (d)      Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                    (e)     All questions concerning the construction, validity, enforcement and interpretation of this Agreement, and any claim, controversy or dispute arising under or related to this Agreement, or the relationship of the parties, shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state or federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding my mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

                    (f)      This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above indicated.

Whispering Oaks International, Inc.

By:

Name:
Title:

CAMOFI Master LDC

By:

Name:
Title:

CAMHZN Master LDC

By:

Name:
Title:

EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: June 25, 2007
Date of this Amended and Restated Note: July 1, 2009
Conversion Price of this Amended and Restated Note (subject to adjustment herein): $0.14

$1,720,000

AMENDED AND RESTATED
SENIOR SECURED CONVERTIBLE NOTE
DUE DECEMBER 31, 2012

          THIS NOTE is one of a series of duly authorized and issued Senior Secured Convertible Notes of Whispering Oaks International, Inc. d/b/a BioCurex Inc., a Texas corporation, having a principal place of business at 7080 River Road, Suite 215, Richmond, British Columbia, Canada V6X 1X5 (the “Company”), designated as its Senior Secured Convertible Note, due December 31, 2012 (the “Note(s)”).

          FOR VALUE RECEIVED, the Company promises to pay to CAMOFI Master LDC or its registered assigns (the “Holder”), the principal sum of $1,720,00 on December 31, 2012 or such earlier date as the Notes are required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1.     Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

                      “Alternate Consideration” shall have the meaning set forth in Section 5(e)(iii).

                      “Amended Issue Date” shall mean July 1, 2009.

                      “Bridge Notes” shall mean promissory notes issued in a “Bridge Transaction.”

          “Bridge Transaction” shall mean a transaction wherein the Company sells to certain persons at any time on or before October 1, 2009 promissory notes and shares of its Common Stock and receives gross proceeds therefor of at least $350,000, on the terms substantially similar to those set forth on Exhibit A hereto.

          “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          “Change of Control Transaction” means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(l) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or (ii) a replacement at one time or within a two year period of more than one-half of the members of the Company’s board of directors who are serving on February 19, 2010 which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) Dr. Ricardo Moro shall no longer be employed by the Company as Chief Executive Officer on a full time basis, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

“Common Stock” means the common stock, par value $0.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Conversion Date” shall have the meaning set forth in Section 4(a) hereof.

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of Notes, as payment of interest or as payment of the Monthly Redemption, all in accordance with the terms hereof.

          “Equity Conditions” shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notice of Conversions, if any, (ii) all liquidated damages and other amounts owing in respect of the Notes shall have been paid; (iii) there is an effective Registration Statement (or, in the case of the shares issuable upon conversion of the Notes, the Holder may resell such shares without regard to the volume limitations under Rule 144) pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) all of the shares issued or issuable pursuant to the transaction proposed would not violate the limitations set forth in Section 4(c) and (viii) no public announcement of a pending or proposed Fundamental Transaction, Change of Control Transaction or acquisition transaction has occurred that has not been consummated.

“Event of Default” shall have the meaning set forth in Section 9.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fundamental Transaction” shall have the meaning set forth in Section 5(e)(iii) hereof.

“Interest Conversion Rate” means the lesser of (i) the Conversion Price and (ii) 80% of the VWAP for the 10 Trading Days immediately prior to the applicable Interest Payment Date.

“Late Fees” shall have the meaning set forth in the second paragraph to this Note.

          “Mandatory Prepayment Amount” for any Notes shall equal the sum of (i) the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

          “Original Issue Date” shall mean the date of the first issuance of the Notes regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Prime” shall mean the Prime Rate as reported in the Wall Street Journal on any day.

          “Public Offering” shall mean a transaction wherein the Company shall have issued shares of its Common Stock (including a transaction where such shares are part of a Unit which includes warrants to purchase Common Stock) in a firm commitment underwritten registered public offering and receives gross proceeds therefrom of at least $3,000,000.

          “Purchase Agreement” means the Securities Purchase Agreement, dated as of June 25, 2007 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” shall have the meaning given to such term in the Purchase Agreement.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

          “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the OTC Bulletin Board, or the Pink Sheets.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holders holding a majority of the principal amount of Notes then outstanding.

Section 2.     Interest; Principal Repayment

          a)        Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of Prime (as adjusted monthly on the first Business Day of each month) plus 2.75% per annum, payable as follows: (i) provided that the Bridge Transaction shall have closed on or before October 1, 2009, then the first such payment shall be due on the first day of the month following the month in which the Bridge Notes shall have been issued (the “First Interest Payment Date”) and shall be for the period from the Amended Issue Date to the last day of the month in which the first of the Bridge Notes shall have been issued; (ii) thereafter monthly in arrears beginning on the first day of the month following the First Interest Payment Date; and (iii) on each Conversion Date (as to that principal amount then being converted), on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or shares of Common Stock at the Interest Conversion Rate, or a combination thereof; provided, however, payment in shares of Common Stock may only occur if during the 10 Trading Days immediately prior to the applicable Interest Payment Date all of the Equity Conditions have been met, the payment in shares of Common Stock (combined with all payments to other Note holders) would not exceed 25% of the aggregate volume for the previous 10 Trading Days and the Company shall have given the Holder notice in accordance with the notice requirements set forth below. Notwithstanding anything contained herein to the contrary, in the event that (i) the Bridge Transaction shall not have closed on or before October 1, 2009, or at any time prior to October 1, 2009 the Company or its placement agent determines not to proceed with the Bridge Transaction, or (ii) the Public Offering shall not have closed by February 19, 2010, or at any time prior to February 19, 2010 the Company or the lead underwriter determines not to proceed with the Public Offering, then interest on this Note shall be deemed to have accrued at the rate of eighteen percent (18%) per annum from the Amended Issue Date through and including the date on which all interest which is due and owing hereunder has been paid in full.

          b)        Company’s Election to Pay Interest in Kind. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Should the Company elect to pay interest in kind, it shall be paid in registered shares of Common Stock at the Interest Conversion Rate. Not less than 10 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Within 10 Trading Days prior to an Interest Payment Date, the Company’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.

          c)        Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Amended Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be compounded monthly. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(d)(ii) and only for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Conversion Shares within the time period required by Section 4(d)(ii) and if not so delivered, interest will accrue until delivery of the Conversion Shares. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Notes held by each Holder.

          d)        Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (“Late Fee”) which will accrue daily, from the date such interest is due hereunder through and including the date of payment. Notwithstanding anything to the contrary contained herein, if on any Interest Payment Date the Company has elected to pay interest in Common Stock and is not able to pay accrued interest in the form of Common Stock because it does not then satisfy the conditions for payment in the form of Common Stock set forth above, then, the Company shall pay cash.

          e)        Optional Prepayment. The Company shall not have the right to prepay any portion of the Notes without the written consent of the Holders.

          f)        Mandatory Repayment.

                     (i)       If the Company shall (x) be a party to any Change of Control Transaction or Fundamental Transaction or (y) agree to sell or dispose of any of its assets in one or more transactions, other than in the ordinary course of business consistent with past practice (whether or not such sale would constitute a Change of Control Transaction), then simultaneously with the execution of the term sheet, letter of intent, memorandum of understanding or other document outlining the terms of such Change of Control Transaction or Fundamental Transaction, the Company will be required to offer to repay the then outstanding aggregate principal amount of the Notes at 115% of the principal amount thereof.

                     (ii)      Simultaneously with the closing of the Public Offering, the Company shall offer to pay to the Holder as a repayment of the principal amount of this Note an amount equal to the greater of (x) 16% of the net proceeds from the Public Offering as shall be set forth in the Use of Proceeds section of the Prospectus used by the Company in connection with the Public Offering or (y) $480,000, plus all accrued and unpaid interest thereon to the date of such payment.

                     (iii)     In connection with the Public Offering, if the underwriter(s) of such Public Offering elects to exercise all or any portion of the option granted to it to cover over-allotments (the “Green Shoe Transaction”), then within one Business Day of the Company being notified that the underwriter(s) intend to proceed with the Green Shoe Transaction, the Company shall offer to pay to the Holder as a repayment of the principal amount of this Note an amount equal to 40% of the gross proceeds from the Green Shoe Transaction, plus all accrued and unpaid interest thereon to the date of such payment.

                     (iv)      In connection with the sale by the Company of any equity or debt securities other than the Bridge Transaction or the Public Offering, then within one Business Day of the Company’s determination to proceed with such sale of securities, the Company shall offer to pay to the Holder as a repayment of the principal amount of this Note an amount equal to 24% of the gross proceeds thereof, plus all accrued and unpaid interest thereon to the date of such payment.

                     (v)       The Company shall offer to pay to the Holder as a prepayment of the principal amount of this Note plus all accrued and unpaid interest thereon to the date of such payment, an amount equal to 8% of the gross revenues received by it from each licensing agreement entered into by the Company, such offer to be made within three Business Days of the Company’s receipt of such revenues. All such payments shall be made by the Company within three Business Days of the actual receipt thereof by the Company.

                     (vi)      The offers of repayment as set forth in Sections 2(f)(i) thru 2(f)(v) shall be made in writing (a “Repayment Offer”). If the Holder has not advised the Company that it elects to receive the repayment provided for in the Repayment Offer within ten Business Days of the giving of such Repayment Offer, then the Holder shall no longer have any right to receive any prepayment from the transaction to which such Repayment Offer applied. If the Holder should elect to receive any repayment pursuant to Sections 2(f)(i) thru 2(f)(iv) such payments shall be made on the later of (A) one Business Day of the Holder’s election or (B) the closing of such transaction.

Section 3.     Registration of Transfers and Exchanges.

          a)        Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same, No service charge will be made for such registration of transfer or exchange.

          b)        Investment Representations, This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

          c)        Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.      Conversion.

          a)        Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(c) hereof), provided, however, that the Holder shall not convert the Note into a number of shares that would exceed 25% of the aggregate volume for the previous 10 Trading Days. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of Notes to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Notes to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 3 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. However, at the Company’s request, the Holder shall surrender the Note to the Company within five (5) Trading Days following such request so that a new Note reflecting the correct principal amount may be issued to Holder.

          b)         Conversion Price. The conversion price in effect on any Conversion Date (subject to adjustment herein) shall be equal to $0.14 per share.

          c)         Conversion Limitations; Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) conversion of the nonconverted portion of any other securities of the Company (including, without limitation, any other Notes or the Warrants) subject to a limitation on conversion or Conversion analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which a portion of this Note is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or Conversion of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 4(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 4(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

          d)         Mechanics of Conversion

      i.             Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the amount of this Note (whether principal, accrued but unpaid interest or other amounts payable hereunder) to be converted by (y) the Conversion Price.

      ii.            Delivery of Certificate Upon Conversion. Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder at an address in the United States (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions representing the number of shares of Common Stock being acquired upon the conversion of Notes (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check or wire transfer in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

      iii.           Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Holder shall immediately return the certificates representing the principal amount of Notes tendered for conversion.

      iv.            Obligation Absolute: Partial Liquidated Damages. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $5 per Trading Day (increasing to $10 per Trading Day after five Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event a Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Note outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 9 herein for the Company’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Conversion of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

      v.             Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, and if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Notes in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the actual sale price of the Conversion Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and all supporting brokerage statements. Notwithstanding anything contained herein to the contrary;

      vi.           Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Notes and payment of interest on the Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Notes and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

      vii.          Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

      viii.            Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Notes shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Notes so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5.      Certain Adjustments.

          a)         Stock Dividends and Stock Splits. If the Company, at any time after the Amended Issue Date while the Notes are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, excluding any shares issued to the Holder as a stock dividend. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)         Subsequent Equity Sales. If the Company, at any time after the Amended Issue Date while the Note is outstanding shall offer, sell, grant any option to purchase or offer, sell or grant any right to re-price its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, Conversion or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock

Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Conversion Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Conversion.

          c)         Pro Rata Distributions. If the Company, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          d)         Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          e)         Notice to Holders.

          i.          Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or Conversion price at which such securities may be converted in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

          ii.         Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

          iii.       Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration, If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder’s right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f)          Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 5 in respect of an Exempt Issuance or the issuance of the Primary Equity Consideration in connection with the Bridge Transaction.

          g)          Public Offering. Notwithstanding anything to the contrary contained herein, if a Public Offering is closed on or before February 19, 2010, then and in such event the Conversion Price shall be increased or decreased, as the case may be to an amount equal to two times the price of a share of Common Stock sold in such Public Offering; it being understood that if the Public Offering takes the form of a sale of Units containing shares of Common Stock and warrants to purchase Common Stock the price shall be increased or decreased, as the case may be, to a price equal to two times (i) the price of the Unit sold in such Public Offering divided by the number of shares of Common Stock included in such Unit (the “Base Per Share Stock Price”), minus (ii) the value of that number of warrants, if any, included in such Unit in excess of 150% of the number of shares of Common Stock included in such Unit, divided by the number of shares of Common Stock included in such Unit. (For example, assume (i) a Unit consists of 70 shares of Common Stock and 140 warrants, (ii) the price at which the Unit is sold in the Public Offering is $4.90 and (iii) the value of a warrant is $0.01; then the Conversion Price would be adjusted as follows: two times (i) the price of a Unit $4.90, divided by 70 (the number of shares of Common Stock included in the Unit) = a Base Per Share Stock Price of $0.07, minus (ii) the number of warrants included in the Unit in excess of 150% of the number of shares would be 35, times $0.01 (the value of a warrant) = $0.35 divided by 70 (the number of shares of Common Stock included in the Unit) = $0.005. Therefore the Conversion Price would be $0.13 ($0.07 minus $0.005 = $0.065 times 2)). Notwithstanding the above, if the exercise price of the warrants included in the Unit is less than the Base Per Share Stock Price, then the Conversion Price will be equal to two times (i) the Base Per Share Stock Price minus (ii) the value of the total number of warrants included in such Unit divided by the number of shares of Common Stock included in such Unit. For purposes of this Section 5(g) the value of a warrant shall be equal to the average of the closing price of a warrant for the first three Trading Days that the warrant is separately traded following the effectiveness of the registration statement covering the Public Offering.

Section 6.        INTENTIONALLY OMITTED

Section 7.        Negative Covenants.

          So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

          a)           enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, subordinated to or pari passu, in any respect, the Company’s obligations under the Notes;

          b)           amend its certificate of incorporation, bylaws or charter documents so as to adversely affect any rights of the Holder;

          c)           repay, repurchase, redeem or offer to repay, repurchase, redeem, make any payment in respect of or otherwise acquire any of its Common Stock, Preferred Stock, or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

          d)           incur any indebtedness for borrowed money unless such indebtedness is subordinated in right of payment, in a manner satisfactory to the Holder in its sole discretion, to the obligations of the Company under the Notes; provided, however, that any such subordination will not prohibit the Company from repaying any such debt from the proceeds of a future sale of equity securities by the Company;

          e)           prepay any indebtedness for borrowed money (whether now existing or hereafter incurred);

          f)           create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Security Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfied each condition of this Note, the Purchase Agreement and the other Transaction Documents as if such Subsidiary were a Subsidiary on the Closing Date;

          g)           engage in any transaction with any officer, director, employee or any affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than (i) for payment of salary, director fees (of which the cash portion thereof may not exceed $10,000 per year, per director) or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; provided that the foregoing shall not apply to any transactions between the Company and Pacific BioSciences Research Centre (“PBRC”) or any affiliated successor to PBRC, wherein PBRC provides to the Company, those research and development services, technical services and/or administrative services which PBRC is providing to the Company on the terms and conditions in effect on the Amended Issue Date; and further provided that any agreement between the Company and PBRC with respect to such services entered into subsequent to the Amended Issue Date shall be approved by a majority of the independent members of the Company’s Board of Directors, in each case at a cost to the Company not to exceed 115% of the fully absorbed cost thereof to PBRC and provided that such services are not available to the Company on terms more favorable to it from any other party; or

          h)           enter into any agreement with respect to any of the foregoing.

Section 8.        Events of Default.

          a)           Event of Default. Wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

             i.          any default in the payment of (A) the principal amount of any Note, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within five Trading Days;

             ii.         the Company shall fail to observe or perform any other covenant or agreement contained in this Note or any of the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (xii) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Trading Days after the Company shall become or should have become aware of such failure;

            iii.          a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the [Transaction Documents] other than the Notes, or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is bound, which default, solely in the case of a default under clause (B) above, is not cured, within 10 Trading Days;

            iv.          any representation or warranty made herein, in any other Transaction Document, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Notes shall be untrue or incorrect in any material respect as of the date when made or deemed made;

            v.           (i) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced against the Company or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

            vi.         the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            vii.        the Common Stock shall not be eligible for quotation on or quoted for trading on a Trading Market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

            viii.        the Company shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Conversion Shares and repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall not exceed $50,000, in the aggregate, for all officers and directors during the term of this Note);

             ix.        the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(d) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Notes in accordance with the terms hereof;

             x.          the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within 5 Trading Days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event of Default within five days of the date due;

             xi.         the Company shall not have closed a Bridge Transaction on or before October 1, 2009 or at any time prior to October 1, 2009, the Company or its placement agent determines not to proceed with the Bridge Transaction; or

             xii.        the Company shall not have closed a Public Offering on or before February 19, 2010 or at any time prior to February 19, 2010, the Company or the lead underwriter determines not to proceed with the Public Offering.

          b)           Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.          Miscellaneous.

           a)            Notices, Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (604) 207-9165 Attn: Dr. Ricardo Moro, Chief Executive Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile, telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

          c)           Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof; and indemnity, if requested, all reasonably satisfactory to the Company.

          d)           Security Interest. This Note is a direct debt obligation of the Company and, pursuant to the Security Agreement is secured by a first priority perfected security interest in all of the assets of the Company for the benefit of the Holders.

          e)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note, and any claim, controversy or dispute arising under or related to this Note, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          (f)           Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

          g)           Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and due Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, binder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

          h)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          i)           Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

          j)           Seniority. This Note is senior in right of payment to any and all other indebtedness of the Company; except for the Note issued by the Company in favor of CAMHZN Master LDC, which note shall rank pari passu with this Note.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

Whispering Oaks International, Inc.

By:

GRID OF PRINCIPAL PAYMENTS

Date	Amount of Principal Payment	Remaining Unpaid Principal Balance

EXHIBIT A TO PROMISSORY NOTE

Securities:	10% Unsecured Promissory Notes (“Notes”) plus the Equity Consideration described below.

Offering:	Minimum — $350,000 aggregate principal amount of Notes.
Maximum — $450,000 aggregate principal amount of Notes.

Offering Termination:	Close of business (Pacific time) August 31, 2009, unless extended by mutual agreement of the Company and the Placement Agent.

Interest on Note:

10% per annum, payable monthly, commencing six months from the date of issue. Default interest will be 12% per annum commencing from the date of default until the Notes are either repaid or the default is cured.

Maturity of Note:

The entire aggregate unpaid principal balance of the Notes and all accrued and unpaid interest thereon are due and payable on earlier of (i) August 31, 2010 or (ii) the closing of an underwritten public offering or a private placement (other than this Offering) resulting in gross proceeds to the Company of at least $3.0 million (a “Qualified Offering”) (either, the “Maturity Date”).

Equity Consideration:

(a)     Each Investor shall receive the “Primary Equity Consideration” and, to the extent the Notes or any portion thereof remains outstanding immediately after the Maturity Date, the “Additional Equity Consideration,” both as defined below and sometimes referred to herein as the “Equity Consideration.” The Equity Consideration shall consist of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), which shall have the same CUSIP number as the shares of Common Stock that are quoted on the Over the Counter Bulletin Board.

(b)     Primary Equity Consideration. The number of shares of Common Stock to be received by an Investor as Primary Equity Consideration shall equal the result obtained by dividing 100% of the original principal amount of the Note or Notes held by such Investor by $0.07. The Primary Equity Consideration shall be delivered to the Investors within ten business days following the closing in which such Notes are issued.

(c)     Additional Equity Consideration. To the extent the Notes, or any portion thereof, remain outstanding immediately after the Maturity Date, the Investors shall receive, in addition to the Primary Equity Consideration, the Additional Equity Consideration with respect to such Notes or portion thereof. The number of shares of Common Stock to be received by an Investor as Additional Equity Consideration shall equal the result obtained by dividing 100% of the outstanding principal balance of the Note or Notes held by such Investor, and the accrued interest thereon, by $0.07. The number of shares of Common Stock included in the Additional Equity Consideration shall be adjusted, pro rata, on account of any stock splits, reverse stock splits, stock dividends paid on Common Stock, etc., which occur after the date of issuance of the Note and prior to the issuance of the Additional Equity Consideration.

Minimum Investment:	$25,000 per Investor.

Placement Agent Compensation:

Commissions. An amount equal to (i) 12% of the aggregate principal amount of Notes sold to Investors introduced to the Company by the Placement Agent or any subagent and (ii) 6% of the aggregate principal amount of the Notes sold to Investors introduced by someone other than the Placement Agent or a subagent.

Nonaccountable expense allowance. A amount equal to 3% of the aggregate principal amount of the Notes sold in the Offering.

The Commissions and the non-accountable expense allowance shall be payable in cash on the Closing Date or Closing Dates as defined below.

In addition, the Company will indemnify the Placement Agent and the subagents, and their respective officers, directors, agents, employees and controlling persons, against certain liabilities.

Closing Date:

The Offering contemplated hereby shall be consummated on the second business day following the date on which the Escrow Agent shall have received at least $350,000 from Investors subscribing for Notes (the “First Closing Date”). In the event the First Closing Date has not occurred by August 31, 2009, the Escrow Agent shall return all of the subscription amounts then in its possession unless the Company and the Placement Agent have agreed to extend the offering period for up to an additional 30 days. After the First Closing Date covering the minimum offering amount, there may be additional closings from time to time as mutually agreed to by the Company and the Placement Agent.

Closing Conditions:	In addition to the other terms and conditions herein, the Offering is conditioned upon the Company having obtained all necessary consents and approvals to the issuance of the Notes.

At or prior to the Closing of the Offering, the Company shall have entered into a Loan Modification Agreement with the current secured lender of the Company (“Secured Lender”) on terms acceptable to the Placement Agent.

At or prior to the Closing, the Investors shall have executed a Lock-Up Agreement under which they will agree to not sell or otherwise dispose or transfer any shares of Common Stock for a period expiring 90 days after the closing of a Qualified Offering without the consent of the underwriter of the Qualified Offering and containing such other on terms and conditions identical in all material respects to the Lock-Up Agreement to be signed by the officers, directors and significant shareholders of the Company in connection with the Qualified Offering.

ANNEX A

NOTICE OF CONVERSION

          The undersigned hereby elects to convert principal under the Senior Secured Convertible Note of Whispering Oaks International, Inc., a Texas corporation (the “Company”), due on December 31, 2012, into shares of common stock, par value $0.01 per share (due “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by due Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

          By the delivery of this Notice of Conversion the undersigned represents and warrants to Whispering Oaks International, Inc. that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Note.

          The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Notes to be Converted:

Payment of Interest in Common Stock_ yes — no
If yes, $______ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

Schedule 1

CONVERSION SCHEDULE

The Senior Secured Convertible Notes due on December 31, 2012, in the aggregate principal amount of $___________ issued by Whispering Oaks International, Inc., a Texas corporation. This Conversion Schedule reflects conversions made under Section 4 of due above referenced Note.

Dated:

Aggregate
Principal Amount
Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

EXHIBIT B

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: June 25, 2007
Date of this Amended and Restated Note: July 1, 2009
Conversion Price of this Amended and Restated Note (subject to adjustment herein): $0.14

$430,000

AMENDED AND RESTATED
SENIOR SECURED CONVERTIBLE NOTE
DUE DECEMBER 31, 2012

          THIS NOTE is one of a series of duly authorized and issued Senior Secured Convertible Notes of Whispering Oaks International, Inc. d/bla BioCurex Inc., a Texas corporation, having a principal place of business at 7080 River Road, Suite 215, Richmond, British Columbia, Canada V6X 1X5 (the “Company”), designated as its Senior Secured Convertible Note, due December 31, 2012 (the “Note(s)”).

          FOR VALUE RECEIVED, the Company promises to pay to CAMHZN Master LDC or its registered assigns (the “Holder”), the principal sum of $430,000.00 on December 31, 2012 or such earlier date as the Notes are required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1.     Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

                      “Alternate Consideration” shall have the meaning set forth in Section 5(e)(iii).

                      “Amended Issue Date” shall mean July 1, 2009.

                      “Bridge Notes” shall mean promissory notes issued in a “Bridge Transaction.”

          “Bridge Transaction” shall mean a transaction wherein the Company sells to certain persons at any time on or before October 1, 2009 promissory notes and shares of its Common Stock and receives gross proceeds therefor of at least $350,000, on the terms substantially similar to those set forth on Exhibit A hereto.

          “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          “Change of Control Transaction” means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(l) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or (ii) a replacement at one time or within a two year period of more than one-half of the members of the Company’s board of directors who are serving on February 19, 2010 which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) Dr. Ricardo Moro shall no longer be employed by the Company as Chief Executive Officer on a full time basis, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

“Common Stock” means the common stock, par value $0.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Conversion Date” shall have the meaning set forth in Section 4(a) hereof.

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of Notes, as payment of interest or as payment of the Monthly Redemption, all in accordance with the terms hereof.

          “Equity Conditions” shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notice of Conversions, if any, (ii) all liquidated damages and other amounts owing in respect of the Notes shall have been paid; (iii) there is an effective Registration Statement (or, in the case of the shares issuable upon conversion of the Notes, the Holder may resell such shares without regard to the volume limitations under Rule 144) pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) all of the shares issued or issuable pursuant to the transaction proposed would not violate the limitations set forth in Section 4(c) and (viii) no public announcement of a pending or proposed Fundamental Transaction, Change of Control Transaction or acquisition transaction has occurred that has not been consummated.

“Event of Default” shall have the meaning set forth in Section 9.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fundamental Transaction” shall have the meaning set forth in Section 5(e)(iii) hereof.

“Interest Conversion Rate” means the lesser of (i) the Conversion Price and (ii) 80% of the VWAP for the 10 Trading Days immediately prior to the applicable Interest Payment Date.

“Late Fees” shall have the meaning set forth in the second paragraph to this Note.

          “Mandatory Prepayment Amount” for any Notes shall equal the sum of (i) the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

          “Original Issue Date” shall mean the date of the first issuance of the Notes regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Prime” shall mean the Prime Rate as reported in the Wall Street Journal on any day.

          “Public Offering” shall mean a transaction wherein the Company shall have issued shares of its Common Stock (including a transaction where such shares are part of a Unit which includes warrants to purchase Common Stock) in a firm commitment underwritten registered public offering and receives gross proceeds therefrom of at least $3,000,000.

          “Purchase Agreement” means the Securities Purchase Agreement, dated as of June 25, 2007 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” shall have the meaning given to such term in the Purchase Agreement.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

          “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the OTC Bulletin Board, or the Pink Sheets.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holders holding a majority of the principal amount of Notes then outstanding.

Section 2.     Interest; Principal Repayment

          a)        Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of Prime (as adjusted monthly on the first Business Day of each month) plus 2.75% per annum, payable as follows: (i) provided that the Bridge Transaction shall have closed on or before October 1, 2009, then the first such payment shall be due on the first day of the month following the month in which the Bridge Notes shall have been issued (the “First Interest Payment Date”) and shall be for the period from the Amended Issue Date to the last day of the month in which the first of the Bridge Notes shall have been issued; (ii) thereafter monthly in arrears beginning on the first day of the month following the First Interest Payment Date; and (iii) on each Conversion Date (as to that principal amount then being converted), on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash or shares of Common Stock at the Interest Conversion Rate, or a combination thereof; provided, however, payment in shares of Common Stock may only occur if during the 10 Trading Days immediately prior to the applicable Interest Payment Date all of the Equity Conditions have been met, the payment in shares of Common Stock (combined with all payments to other Note holders) would not exceed 25% of the aggregate volume for the previous 10 Trading Days and the Company shall have given the Holder notice in accordance with the notice requirements set forth below. Notwithstanding anything contained herein to the contrary, in the event that (i) the Bridge Transaction shall not have closed on or before October 1, 2009, or at any time prior to October 1, 2009 the Company or its placement agent determines not to proceed with the Bridge Transaction, or (ii) the Public Offering shall not have closed by February 19, 2010, or at any time prior to February 19, 2010 the Company or the lead underwriter determines not to proceed with the Public Offering, then interest on this Note shall be deemed to have accrued at the rate of eighteen percent (18%) per annum from the Amended Issue Date through and including the date on which all interest which is due and owing hereunder has been paid in full.

          b)        Company’s Election to Pay Interest in Kind. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Should the Company elect to pay interest in kind, it shall be paid in registered shares of Common Stock at the Interest Conversion Rate. Not less than 10 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Within 10 Trading Days prior to an Interest Payment Date, the Company’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.

          c)        Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Amended Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be compounded monthly. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(d)(ii) and only for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Conversion Shares within the time period required by Section 4(d)(ii) and if not so delivered, interest will accrue until delivery of the Conversion Shares. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Notes held by each Holder.

          d)        Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (“Late Fee”) which will accrue daily, from the date such interest is due hereunder through and including the date of payment. Notwithstanding anything to the contrary contained herein, if on any Interest Payment Date the Company has elected to pay interest in Common Stock and is not able to pay accrued interest in the form of Common Stock because it does not then satisfy the conditions for payment in the form of Common Stock set forth above, then, the Company shall pay cash.

          e)        Optional Prepayment. The Company shall not have the right to prepay any portion of the Notes without the written consent of the Holders.

          f)        Mandatory Repayment.

                     (i)     If the Company shall (x) be a party to any Change of Control Transaction or Fundamental Transaction or (y) agree to sell or dispose of any of its assets in one or more transactions, other than in the ordinary course of business consistent with past practice (whether or not such sale would constitute a Change of Control Transaction), then simultaneously with the execution of the term sheet, letter of intent, memorandum of understanding or other document outlining the terms of such Change of Control Transaction or Fundamental Transaction the Company will be required to offer to repay the then outstanding aggregate principal amount of the Notes at 115% of the principal amount thereof.

                     (ii)    Simultaneously with the closing of the Public Offering, the Company shall offer to pay to the Holder as a repayment of the principal amount of this Note an amount equal to the greater of (x) 4% of the net proceeds from the Public Offering as shall be set forth in the Use of Proceeds section of the Prospectus used by the Company in connection with the Public Offering or (y) $120,000, plus all accrued and unpaid interest thereon to the date of such payment.

                     (iii)   In connection with the Public Offering, if the underwriter(s) of such Public Offering elects to exercise all or any portion of the option granted to it to cover over-allotments (the “Green Shoe Transaction”), then within one Business Day of the Company being notified that the underwriter(s) intend to proceed with the Green Shoe Transaction, the Company shall offer to pay to the Holder as a repayment of the principal amount of this Note an amount equal to 10% of the gross proceeds from the Green Shoe Transaction, plus all accrued and unpaid interest thereon to the date of such payment.

                     (iv)    In connection with the sale by the Company of any equity or debt securities other than the Bridge Transaction or the Public Offering, then within one Business Day of the Company’s determination to proceed with such sale of securities, the Company shall offer to pay to the Holder as a repayment of the principal amount of this Note an amount equal to 6% of the gross proceeds thereof, plus all accrued and unpaid interest thereon to the date of such payment.

                     (v)     The Company shall offer to pay to the Holder as a prepayment of the principal amount of this Note plus all accrued and unpaid interest thereon to the date of such payment, an amount equal to 2% of the gross revenues received by it from each licensing agreement entered into by the Company, such offer to be made within three Business Days of the Company’s receipt of such revenues. All such payments shall be made by the Company within three Business Days of the actual receipt thereof by the Company.

                     (vi)    The offers of repayment as set forth in Sections 2(f)(i) thru 2(f)(v) shall be made in writing (a “Repayment Offer”). If the Holder has not advised the Company that it elects to receive the repayment provided for in the Repayment Offer within ten Business Days of the giving of such Repayment Offer, then the Holder shall no longer have any right to receive any prepayment from the transaction to which such Repayment Offer applied. If the Holder should elect to receive any repayment pursuant to Sections 2(f)(i) thru 2(f)(iv) such payments shall be made on the later of (A) one Business Day of the Holder’s election or (B) the closing of such transaction.

Section 3.     Registration of Transfers and Exchanges.

          a)        Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same, No service charge will be made for such registration of transfer or exchange.

          b)        Investment Representations, This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

          c)        Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.     Conversion.

          a)        Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(c) hereof), provided, however, that the Holder shall not convert the Note into a number of shares that would exceed 25% of the aggregate volume for the previous 10 Trading Days. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of Notes to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Notes to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 3 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. However, at the Company’s request, the Holder shall surrender the Note to the Company within five (5) Trading Days following such request so that a new Note reflecting the correct principal amount may be issued to Holder.

          b)         Conversion Price. The conversion price in effect on any Conversion Date (subject to adjustment herein) shall be equal to $0.14 per share.

          c)         Conversion Limitations; Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) conversion of the nonconverted portion of any other securities of the Company (including, without limitation, any other Notes or the Warrants) subject to a limitation on conversion or Conversion analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which a portion of this Note is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or Conversion of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 4(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 4(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

          d)         Mechanics of Conversion

      i.               Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the amount of this Note (whether principal, accrued but unpaid interest or other amounts payable hereunder) to be converted by (y) the Conversion Price.

      ii.              Delivery of Certificate Upon Conversion. Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder at an address in the United States (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions representing the number of shares of Common Stock being acquired upon the conversion of Notes (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check or wire transfer in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

      iii.             Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Holder shall immediately return the certificates representing the principal amount of Notes tendered for conversion.

      iv.             Obligation Absolute: Partial Liquidated Damages. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $5 per Trading Day (increasing to $10 per Trading Day after five Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event a Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Note outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 9 herein for the Company’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Conversion of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

      v.               Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, and if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Notes in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the actual sale price of the Conversion Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and all supporting brokerage statements. Notwithstanding anything contained herein to the contrary;

      vi.              Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Notes and payment of interest on the Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Notes and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

      vii.            Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

      viii.            Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Notes shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Notes so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5.      Certain Adjustments.

          a)         Stock Dividends and Stock Splits. If the Company, at any time after the Amended Issue Date while the Notes are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, excluding any shares issued to the Holder as a stock dividend. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)         Subsequent Equity Sales. If the Company, at any time after the Amended Issue Date while the Note is outstanding shall offer, sell, grant any option to purchase or offer, sell or grant any right to re-price its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, Conversion or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock

Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Conversion Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Conversion.

          c)         Pro Rata Distributions. If the Company, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          d)         Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          e)         Notice to Holders.

          i.          Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or Conversion price at which such securities may be converted in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

          ii.         Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

          iii.       Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration, If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder’s right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f)          Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 5 in respect of an Exempt Issuance or the issuance of the Primary Equity Consideration in connection with the Bridge Transaction.

          g)          Public Offering. Notwithstanding anything to the contrary contained herein, if a Public Offering is closed on or before February 19, 2010, then and in such event the Conversion Price shall be increased or decreased, as the case may be to an amount equal to two times the price of a share of Common Stock sold in such Public Offering; it being understood that if the Public Offering takes the form of a sale of Units containing shares of Common Stock and warrants to purchase Common Stock the price shall be increased or decreased, as the case may be, to a price equal to two times (i) the price of the Unit sold in such Public Offering divided by the number of shares of Common Stock included in such Unit (the “Base Per Share Stock Price”), minus (ii) the value of that number of warrants, if any, included in such Unit in excess of 150% of the number of shares of Common Stock included in such Unit, divided by the number of shares of Common Stock included in such Unit. (For example, assume (i) a Unit consists of 70 shares of Common Stock and 140 warrants, (ii) the price at which the Unit is sold in the Public Offering is $4.90 and (iii) the value of a warrant is $0.01; then the Conversion Price would be adjusted as follows: two times (i) the price of a Unit $4.90, divided by 70 (the number of shares of Common Stock included in the Unit) = a Base Per Share Stock Price of $0.07, minus (ii) the number of warrants included in the Unit in excess of 150% of the number of shares would be 35, times $0.01 (the value of a warrant) = $0.35 divided by 70 (the number of shares of Common Stock included in the Unit) = $0.005. Therefore the Conversion Price would be $0.13 ($0.07 minus $0.005 = $0.065 times 2)). Notwithstanding the above, if the exercise price of the warrants included in the Unit is less than the Base Per Share Stock Price, then the Conversion Price will be equal to two times (i) the Base Per Share Stock Price minus (ii) the value of the total number of warrants included in such Unit divided by the number of shares of Common Stock included in such Unit. For purposes of this Section 5(g) the value of a warrant shallbe equal to the average of the closing price of a warrant for the first three Trading Days that the warrant is separately traded following the effectiveness of the registration statement covering the Public Offering.

Section 6.        INTENTIONALLY OMITTED

Section 7.        Negative Covenants.

          So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

          a)           enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, subordinated to or pari passu, in any respect, the Company’s obligations under the Notes;

          b)           amend its certificate of incorporation, bylaws or charter documents so as to adversely affect any rights of the Holder;

          c)           repay, repurchase, redeem or offer to repay, repurchase, redeem, make any payment in respect of or otherwise acquire any of its Common Stock, Preferred Stock, or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

          d)           incur any indebtedness for borrowed money unless such indebtedness is subordinated in right of payment, in a manner satisfactory to the Holder in its sole discretion, to the obligations of the Company under the Notes; provided, however, that any such subordination will not prohibit the Company from repaying any such debt from the proceeds of a future sale of equity securities by the Company;

          e)           prepay any indebtedness for borrowed money (whether now existing or hereafter incurred);

          f)           create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Security Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfied each condition of this Note, the Purchase Agreement and the other Transaction Documents as if such Subsidiary were a Subsidiary on the Closing Date;

          g)          engage in any transaction with any officer, director, employee or any affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than (i) for payment of salary, director fees (of which the cash portion thereof may not exceed $10,000 per year, per director) or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; provided that the foregoing shall not apply to any transactions between the Company and Pacific BioSciences Research Centre (“PBRC”) or any affiliated successor to PBRC, wherein PBRC provides to the Company, those research and development services, technical services and/or administrative services which PBRC is providing to the Company on the terms and conditions in effect on the Amended Issue Date; and further provided that any agreement between the Company and PBRC with respect to such services entered into subsequent to the Amended Issue Date shall be approved by a majority of the independent members of the Company’s Board of Directors, in each case at a cost to the Company not to exceed 115% of the fully absorbed cost thereof to PBRC and provided that such services are not available to the Company on terms more favorable to it from any other party; or

          h)          enter into any agreement with respect to any of the foregoing.

Section 8.        Events of Default.

          a)           Event of Default. Wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

             i.          any default in the payment of (A) the principal amount of any Note, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within five Trading Days;

             ii.         the Company shall fail to observe or perform any other covenant or agreement contained in this Note or any of the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (xii) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Trading Days after the Company shall become or should have become aware of such failure;

             iii.          a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the [Transaction Documents] other than the Notes, or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is bound, which default, solely in the case of a default under clause (B) above, is not cured, within 10 Trading Days;

             iv.          any representation or warranty made herein, in any other Transaction Document, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Notes shall be untrue or incorrect in any material respect as of the date when made or deemed made;

             v.           (i) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced against the Company or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

             vi.         the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

             vii.        the Common Stock shall not be eligible for quotation on or quoted for trading on a Trading Market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

             viii.        the Company shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Conversion Shares and repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall not exceed $50,000, in the aggregate, for all officers and directors during the term of this Note);

             ix.        the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(d) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Notes in accordance with the terms hereof;

             x.          the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within 5 Trading Days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event of Default within five days of the date due;

             xi.         the Company shall not have closed a Bridge Transaction on or before October 1, 2009 or at any time prior to October 1, 2009, the Company or its placement agent determines not to proceed with the Bridge Transaction; or

             xii.        the Company shall not have closed a Public Offering on or before February 19, 2010 or at any time prior to February 19, 2010, the Company or the lead underwriter determines not to proceed with the Public Offering.

          b)           Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.          Miscellaneous.

           a)            Notices, Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (604) 207-9165 Attn: Dr. Ricardo Moro, Chief Executive Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile, telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

          c)           Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof; and indemnity, if requested, all reasonably satisfactory to the Company.

          d)           Security Interest. This Note is a direct debt obligation of the Company and, pursuant to the Security Agreement is secured by a first priority perfected security interest in all of the assets of the Company for the benefit of the Holders.

          e)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note, and any claim, controversy or dispute arising under or related to this Note, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          (f)           Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

          g)           Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and due Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, binder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

          h)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          i)           Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

          j)           Seniority. This Note is senior in right of payment to any and all other indebtedness of the Company; except for the Note issued by the Company in favor of CAMOFI Master LDC, which note shall rank pari passu with this Note.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

Whispering Oaks International, Inc.

By:

GRID OF PRINCIPAL PAYMENTS

Date	Amount of Principal Payment	Remaining Unpaid Principal Balance

EXHIBIT A TO PROMISSORY NOTE

Securities:	10% Unsecured Promissory Notes (“Notes”) plus the Equity Consideration described below.

Offering:	Minimum — $350,000 aggregate principal amount of Notes.
Maximum — $450,000 aggregate principal amount of Notes.

Offering Termination:	Close of business (Pacific time) August 31, 2009, unless extended by mutual agreement of the Company and the Placement Agent.

Interest on Note:

10% per annum, payable monthly, commencing six months from the date of issue. Default interest will be 12% per annum commencing from the date of default until the Notes are either repaid or the default is cured.

Maturity of Note:

The entire aggregate unpaid principal balance of the Notes and all accrued and unpaid interest thereon are due and payable on earlier of (i) August 31, 2010 or (ii) the closing of an underwritten public offering or a private placement (other than this Offering) resulting in gross proceeds to the Company of at least $3.0 million (a “Qualified Offering”) (either, the “Maturity Date”).

Equity Consideration:

(a)       Each Investor shall receive the “Primary Equity Consideration” and, to the extent the Notes or any portion thereof remains outstanding immediately after the Maturity Date, the “Additional Equity Consideration,” both as defined below and sometimes referred to herein as the “Equity Consideration.” The Equity Consideration shall consist of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), which shall have the same CUSIP number as the shares of Common Stock that are quoted on the Over the Counter Bulletin Board.

(b)       Primary Equity Consideration. The number of shares of Common Stock to be received by an Investor as Primary Equity Consideration shall equal the result obtained by dividing 100% of the original principal amount of the Note or Notes held by such Investor by $0.07. The Primary Equity Consideration shall be delivered to the Investors within ten business days following the closing in which such Notes are issued.

(c)       Additional Equity Consideration. To the extent the Notes, or any portion thereof, remain outstanding immediately after the Maturity Date, the Investors shall receive, in addition to the Primary Equity Consideration, the Additional Equity Consideration with respect to such Notes or portion thereof. The number of shares of Common Stock to be received by an Investor as Additional Equity Consideration shall equal the result obtained by dividing 100% of the outstanding principal balance of the Note or Notes held by such Investor, and the accrued interest thereon, by $0.07. The number of shares of Common Stock included in the Additional Equity Consideration shall be adjusted, pro rata, on account of any stock splits, reverse stock splits, stock dividends paid on Common Stock, etc., which occur after the date of issuance of the Note and prior to the issuance of the Additional Equity Consideration.

Minimum Investment:	$25,000 per Investor.

Placement Agent Compensation:

Commissions. An amount equal to (i) 12% of the aggregate principal amount of Notes sold to Investors introduced to the Company by the Placement Agent or any subagent and (ii) 6% of the aggregate principal amount of the Notes sold to Investors introduced by someone other than the Placement Agent or a subagent.

Nonaccountable expense allowance. A amount equal to 3% of the aggregate principal amount of the Notes sold in the Offering.

The Commissions and the non-accountable expense allowance shall be payable in cash on the Closing Date or Closing Dates as defined below.

In addition, the Company will indemnify the Placement Agent and the subagents, and their respective officers, directors, agents, employees and controlling persons, against certain liabilities.

Closing Date:

The Offering contemplated hereby shall be consummated on the second business day following the date on which the Escrow Agent shall have received at least $350,000 from Investors subscribing for Notes (the “First Closing Date”). In the event the First Closing Date has not occurred by August 31, 2009, the Escrow Agent shall return all of the subscription amounts then in its possession unless the Company and the Placement Agent have agreed to extend the offering period for up to an additional 30 days. After the First Closing Date covering the minimum offering amount, there may be additional closings from time to time as mutually agreed to by the Company and the Placement Agent.

Closing Conditions:	In addition to the other terms and conditions herein, the Offering is conditioned upon the Company having obtained all necessary consents and approvals to the issuance of the Notes.

At or prior to the Closing of the Offering, the Company shall have entered into a Loan Modification Agreement with the current secured lender of the Company (“Secured Lender”) on terms acceptable to the Placement Agent.

At or prior to the Closing, the Investors shall have executed a Lock-Up Agreement under which they will agree to not sell or otherwise dispose or transfer any shares of Common Stock for a period expiring 90 days after the closing of a Qualified Offering without the consent of the underwriter of the Qualified Offering and containing such other on terms and conditions identical in all material respects to the Lock-Up Agreement to be signed by the officers, directors and significant shareholders of the Company in connection with the Qualified Offering.

ANNEX A

NOTICE OF CONVERSION

          The undersigned hereby elects to convert principal under the Senior Secured Convertible Note of Whispering Oaks International, Inc., a Texas corporation (the “Company”), due on December 31, 2012, into shares of common stock, par value $0.01 per share (due “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by due Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

          By the delivery of this Notice of Conversion the undersigned represents and warrants to Whispering Oaks International, Inc. that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Note.

          The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Notes to be Converted:

Payment of Interest in Common Stock_ yes — no
If yes, $______ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

Schedule 1

CONVERSION SCHEDULE

The Senior Secured Convertible Notes due on December 31, 2012, in the aggregate principal amount of $___________ issued by Whispering Oaks International, Inc., a Texas corporation. This Conversion Schedule reflects conversions made under Section 4 of due above referenced Note.

Dated:

Aggregate
Principal Amount
Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

EXHIBIT C

CASH COLLATERAL ESCROW AGREEMENT

          CASH COLLATERAL ESCROW AGREEMENT (this “Agreement”), dated as of ________________, by and among Whispering Oaks International, Inc., d/b/a Biocurex, Inc., a Texas corporation (the “Company”), _______________________ (the “Escrow Agent”), and the parties who have executed this Agreement as the Lenders set forth on the signature pages hereto (individually, a “Lender,” and collectively, the “Lenders”).

          WHEREAS:

          A.     The Company and Lender are parties to a Security Agreement (the “Security Agreement”) securing certain obligations of the Company to the Lenders under promissory notes of the Company, copies of which are annexed hereto (the “Notes”); and

          B.     The Escrow Agent agrees to serve as escrow agent in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

1.       Establishment of Escrow Account. On the date hereof, the parties hereto shall establish a non-interest bearing escrow account with the Escrow Agent, which escrow account shall be entitled “Whispering Oaks, Inc., Cash Collateral Account” (the “Escrow Account”).

2.       Deposit of Funds. The Company shall deliver to the Escrow Agent for deposit in the Escrow Account, in immediately available funds, an amount equal to the sum of (i) the then outstanding principal amount of the Notes, (ii) all interest required to be paid on the Notes from the first day of the month following the deposit of such amount through

December 31, 2012, and (iii) any other amounts outstanding under the Notes, whether of penalties, default interest, or otherwise.

3.       Escrow Period. This Escrow Agreement shall begin upon the date hereof and shall terminate (the “Termination Date”) on the earlier of: (i) payment in full of all amounts outstanding under the Notes by the Company; (ii) disbursement to the Lenders of the Cash Collateral in full payment of all amounts outstanding under the Notes, as set forth in Section 4 below; or (iii) the conversion of all amounts outstanding under of the Notes by the Lenders into shares of Common Stock (as defined in the Notes) of the Company. In the event of termination under clauses (i), (ii) or (iii) the Company and Lenders shall provide written notice of termination to the Escrow Agent.

4.       Disbursement from the Escrow Account.

(a)      At any time, and from time to time prior to the Termination Date, a Lender may deliver to the Escrow Agent written notice (a “Notice of Payment,” to be in the form [agreed to by Escrow Agent and Lenders]that it has elected to have, all or any portion of, its Note repaid from the Cash Collateral in lieu of converting the Note into shares of the Company’s Common Stock (such Lender, a “Notifying Lender”). If the Lender shall elect to have the entire unpaid amount of the Note repaid, the original Note shall accompany such Notice of Payment. The Notice of Payment shall be delivered by the Notifying Lender to the Escrow Agent by 5:00 p.m. New York time. The Escrow Agent shall send the Notice of Payment to the Company by the end of the next business day accompanied by the original Note, if applicable. The Notice of Payment shall specify the dollar amount to be released by the Escrow Agent, and the Escrow Agent shall release the dollar amount stated in the Notice of Payment to the Notifying Lender no later than the third Business Day following the transmittal to the Company of the Notice of Payment.

(b)      If any Lender has converted all or any portion of its Note into shares of the Company’s Common Stock then the Company may deliver to the Escrow Agent a written notice setting forth the amount of the Note which was so converted, the name of the Lender that converted said Note (the “Specific Lender”), and requesting the Escrow Agent to deliver to the Company an amount equal to 100% of the amount so converted (a “Repayment Notice”). The Escrow Agent shall send the Repayment Notice to the Specific Lender at the address set forth under such Specific Lender’s name on the signature pages hereto. The Specific Lender shall have ten (10) business days from the transmission of the Repayment Notice by the Escrow Agent to object in writing to the amount requested in the Repayment Notice (a “Lender Notice of Objection”). A Lender Notice of Objection shall be delivered to the Escrow Agent and the Company. If the Specific Lender fails to provide the Escrow Agent and the Company with a Lender Notice of Objection within such time, the Escrow Agent shall release the amount requested in the Repayment Notice to the Company. In the event a Lender Notice of Objection is timely received by the Escrow Agent it shall not release such amount to the Company.

6.        Duties and Obligations of the Escrow Agent.

(a)      The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent’s duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

(b)      The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

(c)      The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Lenders or the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Lenders or the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Lenders and the Company and agreed to in writing by the Escrow Agent.

(d)      If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in writing by the Lenders and the Company or by a final judgment of a court of competent jurisdiction.

(e)      The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

(f)      The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Cash Collateral.

(g)       If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Cash Collateral, it may do so by delivering the same to any other escrow agent mutually agreeable to the Lenders and the Company, and if no such escrow agent shall be selected within three days of the Escrow Agent’s notification to the Lenders and the Company of its desire to so relinquish custody of the Cash Collateral, then the Escrow Agent may do so by delivering the Cash Collateral to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Cash Collateral and this Agreement and the Company shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to Section 7 below.

(h)      Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

7.        Fees, Expenses and Commissions. The Escrow Agent fee shall be $________ per month from the establishment of the Escrow Account, plus all reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors’ and agents’ fees and all taxes or other governmental charges, if any. The Company shall pay the Escrow Agent upon establishment of the Escrow Account the sum of $_________ to be applied against the monthly fees, and neither Lender shall have any obligation whatsoever to pay the Escrow Agent any amounts or have any other obligation to the Escrow Agent except as expressly set forth in this Agreement.

8.        Indemnification.

(a)      The Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney’s fees, and amounts paid in settlement) resulting from claims asserted by the Lender. against Escrow Agent with respect to the performance of any of the provisions of this Agreement, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

(b)      In the event of any legal action between the parties to this Agreement to enforce any of its terms, the legal fees of the prevailing party shall be paid by the party(ies) who did not prevail.

9.        Miscellaneous.

(a)      All Notices of Payment, Notices of Objection, notices, requests, demands and other communications hereunder shall be in writing, sent by telecopier, upon proof of sending thereof to the following addresses:

(i) If to the Company:

(ii) If to the Lender:

At the fax numbers set forth in the Purchase Agreement

(iii) If to the Escrow Agent:

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

(b)      All questions concerning the construction, validity, enforcement and interpretation of this Agreement, and any claim, controversy or dispute arising under or related to this Agreement, or the relationship of the parties, shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(c)      This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(d)      This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

[  SIGNATURE PAGE FOLLOWS  ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

Whispering Oaks International, Inc.

By:
Name:
Title:

CAMOFI Master LDC

By:
Name:
Title:

CAMHZN Master LDC

By:
Name:
Title:

Escrow Agent:

By:
Name:
Title: